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                                                                      Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-15251, 333-15249, 333-29055 and 333-29057.

         /s/ Arthur Andersen LLP
         Arthur Andersen LLP


Boston, Massachusetts
March 25, 1999